United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

February 12, 2016

Date of Report

Q2POWER TECHNOLOGIES INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-55148	20-1602779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1858 Cedar Hill Road

Lancaster, OH  43130

 (Address of Principal Executive Offices)

(740) 415-2073

(Registrant’s Telephone Number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2016, the Board of Directors of Q2Power Technologies, Inc. (the “Company”) approved a change in the fiscal year end for the Company from March 31 to December 31.  This change is a result of the merger of Q2Power Corp. (the “Operating Entity”) with and into a subsidiary of the Company, and reflects the fiscal year end period for the Operating Entity.  The Company will file its transitional period financial statements with its up-coming Annual Report on Form 10-K, to be filed with the SEC on or around March 31, 2016.

Item 9.01 Financial Statements and Exhibits.

(b)  Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2POWER TECHNOLOGIES INC.

Date:	February 12, 2016	By:	/s/ Christopher Nelson
Christopher Nelson
Chief Executive Officer